                             WANGER U.S. SMALL CAP

                      Supplement dated November 17, 2000
        to Prospectus dated September 29, 2000 of Wanger U.S. Small Cap


     The second sentence under the heading "Principal Investment Strategy" on page 4 is deleted and replaced by the following sentence: "Wanger U.S. Small Cap generally invests in stocks of companies with market capitalizations of less than $2 billion at the time of purchase. As long as a stock continues to meet the Fund's other investment criteria, the Fund may choose to hold the stock even if it grows beyond an arbitrary capitalization limit."

                        WANGER INTERNATIONAL SMALL CAP

                      Supplement dated November 17, 2000
   to Prospectus dated September 29, 2000 of Wanger International Small Cap

     The first sentence under the heading "Principal Investment Strategy" on page 4 is deleted and replaced by the following sentence: "Wanger International Small Cap invests primarily in stocks of companies based outside the U.S. with market capitalizations of less than $2 billion at the time of purchase. As long as a stock continues to meet the Fund's other investment criteria, the Fund may choose to hold the stock even if it grows beyond an arbitrary capitalization limit."

                             WANGER FOREIGN FORTY

                      Supplement dated November 17, 2000
        to Prospectus dated September 29, 2000 of Wanger Foreign Forty


     The first sentence under the heading "Principal Investment Strategy" on page 4 is deleted and replaced by the following sentence: "Wanger Foreign Forty invests primarily in the stocks of medium- to larger-size companies with market capitalizations of $5 to $15 billion at the time of purchase."

     The third sentence under the heading "Principal Investment Strategy" on page 4 is deleted and replaced by the following sentence: "Wanger Foreign Forty is a non-diversified Fund that takes advantage of its advisor's research and stock-picking capabilities to invest in a limited number of foreign companies (between 40-60) in developed markets (for example, Japan, Canada, and United Kingdom), offering the potential to provide above-average growth over time."